                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                 AUGUST 20, 2001


                                   ADVANCEPCS
                   (formerly known as Advance Paradigm, Inc.)
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         0-21447                75-2493381
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)


                                 (469) 420-6000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On August 20, 2001, AdvancePCS, David D. Halbert, Jon S. Halbert, Joseph Littlejohn & Levy Fund III, L.P. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated entered into a Purchase Agreement relating to a 5,151,249 share offering of AdvancePCS Class A common stock. AdvancePCS has granted the underwriter an option to purchase up to 500,000 additional shares to cover over-allotments, if any.

         Pursuant to Item 601(b)(1) of Regulation S-K, AdvancePCS hereby files the Purchase Agreement as Exhibit 99.1 attached hereto and incorporated herein, which Purchase Agreement is incorporated by reference into AdvancePCS's Registration Statement on Form S-3, Registration No. 333-61832, which became effective on June 13, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                    EXHIBIT
                    NUMBER                       EXHIBIT

                      99.1 Purchase Agreement dated August 20, 2001 by and among AdvancePCS, David D. Halbert, Jon
                                    S. Halbert, Joseph Littlejohn & Levy Fund
                                    III, L.P. and Merrill Lynch & Co. and
                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated.




                           [SIGNATURE PAGE TO FOLLOW]



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCEPCS

Date: August 23, 2001                        By:  /s/ David D. Halbert
                                                -------------------------------
                                             Name:  David D. Halbert
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer





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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Purchase Agreement dated August 20, 2001 by and among
                  AdvancePCS, David D. Halbert, Jon S. Halbert, Joseph
                  Littlejohn & Levy Fund III, L.P. and Merrill Lynch & Co. and
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated.
